GOLDMAN SACHS CLEAN ENERGY INCOME FUND

Schedule of Investments

February 28, 2022 (Unaudited)

Shares	Description	Value

Common Stocks – 100.2%
Biomass/Biofuels – 7.3%
81,851	Aemetis, Inc.*(a)	$ 1,049,330
63,392	Anaergia, Inc.*	622,667
184,300	Archaea Energy, Inc.*	3,380,062
52,958	Darling Ingredients, Inc.*	3,838,396
106,456	Enviva, Inc.	7,419,983
481,407	National Grid PLC	7,278,570
156,558	Tidewater Renewables Ltd.*	1,625,486
96,219	Vertex Energy, Inc.*	639,856

		25,854,350

Distributed Generation/Rooftop Solar* – 2.7%
194,128	Solaria Energia y Medio Ambiente SA	3,589,689
73,119	Sunnova Energy International, Inc.	1,473,348
170,910	Sunrun, Inc.	4,662,425

		9,725,462

Energy Storage* – 0.4%
48,598	Fluence Energy, Inc.(a)	657,531
69,403	Stem, Inc.	660,716

		1,318,247

Other* – 1.9%
330,550	Archaea Energy, Inc. (PIPE)	6,062,287
294,489	Fast Radius, Inc.	612,537
24,429	Fast Radius, Inc.(PIPE)	47,165

		6,721,989

Renewable Power Producer – 49.8%
49,661	Albioma SA	2,268,846
318,049	Atlantica Sustainable Infrastructure PLC	10,734,154
463,121	Boralex, Inc. Class A	13,522,768
77,003	Brookfield Renewable Corp. Class A	2,877,602
418,977	Brookfield Renewable Partners LP	15,060,033
76,234	Capital Power Corp.	2,342,654
290,060	Clearway Energy, Inc. Class A	8,872,935
764,668	Drax Group PLC	7,214,456
270,744	EDP Renovaveis SA	6,581,022
156,889	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	7,427,125
622,245	Innergex Renewable Energy, Inc.	9,047,712
262,453	NextEra Energy Partners LP	20,473,959
767,631	Northland Power, Inc.	24,406,729
127,505	Ormat Technologies, Inc.(a)	9,097,482
100,840	Orsted A/S(b)	13,050,117
276,116	RWE AG	12,784,968
929,298	TransAlta Corp.	9,435,949
168,058	TransAlta Renewables, Inc.	2,313,698

		177,512,209

Renewable Technology & Equipment – 4.1%
77,394	Ballard Power Systems, Inc.*	883,839
35,578	Enphase Energy, Inc.*	5,930,853
18,418	SolarEdge Technologies, Inc.*	5,883,078
60,974	Vestas Wind Systems A/S	1,966,210

		14,663,980

Renewable-Focused Power Infrastructure – 34.0%
3,365	Acciona SA	575,058
563,417	Algonquin Power & Utilities Corp.	8,152,322
87,171	American Electric Power Co., Inc.	7,902,051
36,279	Avangrid, Inc.	1,627,839
95,743	CMS Energy Corp.	6,128,509
88,507	Dominion Energy, Inc.	7,038,962
319,654	E.ON SE	4,347,787
1,697,904	EDP - Energias de Portugal SA	8,289,941
1,106,533	Enel SpA	8,153,973
99,373	Eneti, Inc.	589,282
442,449	Engie SA	7,049,295
768,708	Iberdrola SA	8,721,442
23,845	IDACORP, Inc.	2,478,688
281,729	NextEra Energy, Inc.	22,050,929
39,861	Public Service Enterprise Group, Inc.	2,584,189
323,245	SSE PLC	7,335,956
581,223	The AES Corp.	12,339,364
89,242	Xcel Energy, Inc.	6,008,664

		121,374,251

TOTAL COMMON STOCKS (Cost $373,095,610)		$357,170,488

Units	Description	Value

Special Purpose Acquisition Company*(c) – 0.0%
57,500	ECP Environmental Growth Opportunities Corp. Founder Shares	$ 109,537
(Cost $0)

Units	Expiration Date	Strike Price	Value

Warrant* – 0.0%
Special Purpose Acquisition Company – 0.0%
ECP Environmental Growth Opportunities Corp. Private(c)
94,001	02/11/28	11.50%	$ 18,396
Fast Radius, Inc.
122,147			22,512
Fast Radius, Inc.
69,184			13,733

TOTAL WARRANT (Cost $209,366)			$ 54,641

Shares	Distribution Rate	Value

Securities Lending Reinvestment Vehicle(d) – 0.7%
Goldman Sachs Financial Square Government Fund - Institutional Shares
2,399,138	0.026%	$ 2,399,138
(Cost $2,399,138)

TOTAL INVESTMENTS – 100.9% (Cost $375,704,114)		$359,733,804

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.9)%		(3,259,280)

NET ASSETS – 100.0%		$356,474,524

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Restricted securities are not registered under the Securities Act of 1933, as amended, and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. Total market value of Restricted securities amounts to $127,933, which represents approximately 0.0% of the Fund’s net assets as of February 28, 2022. See additional details below:

Restricted Security	Acquisition Date	Cost
ECP Environmental Growth Opportunities Corp. Founder Shares	02/11/21	$—
ECP Environmental Growth Opportunities Corp. Private Warrants	02/11/21	141,001

(d)	Represents an affiliated issuer.

Investment Abbreviations:
LP	— Limited Partnership
PIPE	— Private Investment in Public Equity
PLC	— Public Limited Company

GOLDMAN SACHS ENERGY INFRASTRUCTURE FUND

Schedule of Investments

February 28, 2022 (Unaudited)

Shares	Description	Value

Common Stocks – 99.3%
Gathering + Processing – 36.4%
408,298	Antero Midstream Corp.	$ 4,099,312
214,683	Crestwood Equity Partners LP	6,605,796
215,387	DCP Midstream LP	7,125,002
700,722	EnLink Midstream LLC	6,236,426
238,091	Hess Midstream LP Class A	7,609,388
526,552	MPLX LP	17,260,375
390,841	ONEOK, Inc.	25,521,917
523,248	Targa Resources Corp.	34,204,722
783,086	The Williams Cos., Inc.	24,494,930
520,709	Western Midstream Partners LP	13,559,262

		146,717,130

Integrated – 0.5%
25,204	Exxon Mobil Corp.	1,976,498

Marketing | Wholesale – 2.5%
314,776	Gibson Energy, Inc.	6,144,030
92,958	Sunoco LP	4,011,138

		10,155,168

Other – 2.3%
8,480	American Water Works Co., Inc.	1,281,243
150,898	Archaea Energy, Inc.*	2,767,469
80,717	Archaea Energy, Inc. (PIPE)	1,480,350
41,894	Canadian Natural Resources Ltd.	2,338,942
224,271	Fast Radius, Inc.*	466,484
17,562	Fast Radius, Inc.(PIPE)*	33,907
78,557	Tidewater Renewables Ltd.*	815,629

		9,184,024

Other | Liquefaction – 8.5%
258,041	Cheniere Energy, Inc.	34,293,649

Pipeline Transportation | Natural Gas – 23.0%
169,159	DTE Midstream LLC*	8,982,343
1,903,756	Energy Transfer LP	19,304,086
659,452	Enterprise Products Partners LP	16,103,818
302,291	Equitrans Midstream Corp.	1,937,685
536,244	Keyera Corp.	12,561,013
574,655	Kinder Morgan, Inc.	9,998,997
440,418	TC Energy Corp.	23,662,695

		92,550,637

Pipeline Transportation | Petroleum – 20.3%
647,015	Enbridge, Inc.	27,953,090
167,753	Magellan Midstream Partners LP	8,139,376
74,995	PBF Logistics LP	1,002,683
574,321	Pembina Pipeline Corp.	19,529,180
1,929,562	Plains GP Holdings LP Class A	21,823,346
252,076	Shell Midstream Partners LP	3,526,543

		81,974,218

Power Generation – 1.4%
15,294	CMS Energy Corp.	978,969
7,267	Constellation Energy Corp.	334,137
10,618	DTE Energy Co.	1,291,042
23,027	Exelon Corp.	980,029
25,426	NextEra Energy, Inc.	1,990,093

		5,574,270

Production + Mining | Hydrocarbon – 4.4%
10,996	Denbury, Inc.*	798,969
41,504	Devon Energy Corp.	2,471,563
35,595	Diamondback Energy, Inc.	4,915,670
19,620	EOG Resources, Inc.	2,254,730
185,258	Marathon Oil Corp.	4,179,421
12,782	Pioneer Natural Resources Co.	3,062,567

		17,682,920

TOTAL COMMON STOCKS (Cost $247,701,938)		$400,108,514

Units	Description	Value

Special Purpose Acquisition Company*(a) – 0.0%
49,248	ECP Environmental Growth Opportunities Corp. Founder Shares	$ 93,818
(Cost $0)

Units	Expiration Date	Strike Price	Value

Warrant* – 0.0%
ECP Environmental Growth Opportunities Corp. Private(a)
80,510	02/11/28	11.50%	$ 15,756
Fast Radius, Inc.
87,810			16,183
Fast Radius, Inc.
59,254			11,762

TOTAL WARRANT (Cost $179,317)			$ 43,701

Shares	Dividend Rate	Value

Investment Company(b) – 8.5%
Goldman Sachs Financial Square Government Fund - Institutional Shares
34,072,394	0.026%	$ 34,072,394
(Cost $34,072,394)

TOTAL INVESTMENTS – 107.8% (Cost $281,953,649)		$434,318,427

LIABILITIES IN EXCESS OF OTHER ASSETS – (7.8)%		(31,396,890)

NET ASSETS – 100.0%		$402,921,537

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Restricted securities are not registered under the Securities Act of 1933, as amended, and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. Total market value of Restricted securities amounts to $109,573, which represents approximately 0.0% of the Fund’s net assets as of February 28, 2022. See additional details below:

Restricted Security	Acquisition Date	Cost
ECP Environmental Growth Opportunities Corp. Founder Shares	02/11/21	$—
ECP Environmental Growth Opportunities Corp. Private Warrants	02/11/21	120,765

(b)	Represents an Affiliated fund.

Investment Abbreviations:
LLC	— Limited Liability Company
LP	— Limited Partnership
PIPE	— Private Investment in Public Equity

GOLDMAN SACHS ENERGY FUNDS

Schedule of Investments (continued)

February 28, 2022 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS

Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

Investments and Fair Value Measurements — U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Private Investments in Public Equities — The Fund may invest in equity securities of an issuer that are issued through a private investment in public equity (“PIPE”) transaction. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the issuer’s common stock. Securities purchased through PIPE transactions will be restricted from trading and generally considered illiquid until a registration statement for the shares is filed and declared effective. These securities are valued the same as other equity securities as noted above and generally include a Liquidity Valuation Adjustment (LVA), which is a discount to the market price of an issuer’s common stock, to reflect trading restrictions. The LVA is based on the length of the lock-up time period and volatility of the underlying security. Securities purchased through PIPE transactions are classified as Level 2 until such time as the trading restriction is removed. The Fund may also enter into an unfunded commitment to purchase a PIPE via a subscription agreement that is subject to certain significant contingencies. The Fund is obligated to purchase the PIPE only upon such contingencies being satisfied.

GOLDMAN SACHS ENERGY FUNDS

Schedule of Investments (continued)

February 28, 2022 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Funds’ NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C. Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of February 28, 2022:

CLEAN ENERGY INCOME

Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(a)
Europe	$10,734,154	$99,207,330	$—
North America	247,181,839	47,165	—
Special Purpose Acquisition Company	—	109,537	—
Warrants	—	54,641	—
Securities Lending Reinvestment Vehicle	2,399,138	—	—

Total	$260,315,131	$99,418,673	$—

ENERGY INFRASTRUCTURE

Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(a)
North America	$400,074,607	$33,907	$—
Special Purpose Acquisition Company	—	93,818	—
Warrants	—	43,701	—
Investment Company	34,072,394	—	—

Total	$434,147,001	$171,426	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedules of Investments.

The Funds’ risks include, but are not limited to, the following:

Clean Energy Sector Risk — The Clean Energy Income Fund concentrates its investments in the clean energy group of industries, and will therefore be susceptible to adverse economic, business, social, political, environmental, regulatory or other developments affecting that group of industries. Clean energy companies may be more volatile than companies operating in more established industries. Certain valuation methods used to value clean energy companies have not been in widespread use for a significant period of time and may further increase the volatility of certain clean energy company share prices. Clean energy companies and other companies operating in the clean energy group of industries are subject to specific risks, including, among others: fluctuations in commodity prices and/or interest rates; changes in governmental or environmental regulation; reduced availability of clean energy sources or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; seasonal weather conditions, extreme weather or other natural disasters; and threats of attack by terrorists on certain

GOLDMAN SACHS ENERGY FUNDS

Schedule of Investments (continued)

February 28, 2022 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

clean energy assets. Clean energy companies can be significantly affected by the supply of, and demand for, particular energy products, which may result in overproduction or underproduction. Additionally, changes in the regulatory environment for clean energy companies may adversely impact their profitability. Obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants and general economic conditions can significantly affect companies in the clean energy group of industries. Certain investments may be dependent on U.S. and foreign government policies, including tax incentives and subsidies. Adhering to the clean energy company criteria and applying the Investment Adviser’s supplemental clean energy analysis may also affect the Fund’s performance relative to other energy sector-focused funds that do not adhere to such criteria or apply such analysis.

Dividend-Paying Investments Risk — The Fund’s investments in dividend-paying securities could cause the Fund to underperform other funds that invest in similar asset classes but employ a different investment style. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. For example, in response to the outbreak of a novel strain of coronavirus (known as COVID-19), the U.S. Government passed the Coronavirus Aid, Relief and Economic Security Act in March 2020, which established loan programs for certain issuers impacted by COVID-19. Among other conditions, borrowers under these loan programs are generally restricted from paying dividends. The adoption of new legislation could further limit or restrict the ability of issuers to pay dividends. To the extent that dividend-paying securities are concentrated in only a few market sectors, the Fund may be subject to the risks of volatile economic cycles and/or conditions or developments that may be particular to a sector to a greater extent than if its investments were diversified across different sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. A sharp rise in interest rates or an economic downturn could cause an issuer to abruptly reduce or eliminate its dividend. This may limit the ability of the Fund to produce current income.

Energy Sector Risk — The Energy Infrastructure Fund concentrates its investments in the energy sector, and will therefore be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The energy sector has historically experienced substantial price volatility. MLPs and other companies operating in the energy sector are subject to specific risks, including, among others: fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies

Foreign Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections, less stringent accounting, corporate governance, financial reporting and disclosure standards and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or problems with registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Geographic and Sector Risk — The Funds focus their investments in the energy sector, and will therefore be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The energy sector has historically experienced substantial price volatility. MLPs and other companies operating in the energy sector are subject to specific risks, including, among others, fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.

GOLDMAN SACHS ENERGY FUNDS

Schedule of Investments (continued)

February 28, 2022 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Investments in Other Investment Companies Risk — As a shareholder of another investment company, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Master Limited Partnership Risk — Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

Non-Diversification Risk — The Funds are non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, a Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Private Investment Risk — The Funds may invest in PIPE securities. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the company’s common stock. In a PIPE transaction, the Fund may bear the price risk from the time of pricing until the time of closing. Equity issued in this manner is often subject to transfer restrictions and is therefore less liquid than equity issued through a registered public offering. The Funds may be subject to lock-up agreements that prohibit transfers for a fixed period of time. In addition, because the sale of the securities in a PIPE transaction is not registered under the Securities Act, the securities are “restricted” and cannot be immediately resold into the public markets. The ability of the Funds to freely transfer restricted shares is conditioned upon, among other things, the SEC’s preparedness to declare the resale registration statement effective and the issuer’s right to suspend the Funds’ use of the resale registration statement if the issuer is pursuing a transaction or some other material non-public event is occurring. Accordingly, PIPE securities may be subject to risks associated with illiquid securities.

Special Purpose Acquisition Companies Risk — A Fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. An investment in a SPAC is subject to a variety of risks, including that (i) a portion of the monies raised by the SPAC for the purpose of effecting an acquisition or merger may be expended prior to the transaction for payment of taxes and other purposes; (ii) prior to any acquisition or merger, a SPAC’s assets are typically invested in government securities, money market funds and similar investments whose returns or yields may be significantly lower than those of a Fund’s other investments; (iii) a Fund generally will not receive significant income from its investments in SPACs (both prior to and after

GOLDMAN SACHS ENERGY FUNDS

Schedule of Investments (continued)

February 28, 2022 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

any acquisition or merger) and, therefore, a Fund’s investments in SPACs will not significantly contribute to a Fund’s distributions to shareholders; (iv) an attractive acquisition or merger target may not be identified at all, in which case the SPAC will be required to return any remaining monies to shareholders; (v) if an acquisition or merger target is identified, a Fund may elect not to participate in the proposed transaction or a Fund may be required to divest its interests in the SPAC due to regulatory or other considerations, in which case the warrants or other rights with respect to the SPAC held by a Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (vi) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders; (vii) under any circumstances in which a Fund receives a refund of all or a portion of its original investment (which typically represents a pro rata share of the proceeds of the SPAC’s assets, less any applicable taxes), the returns on that investment may be negligible, and a Fund may be subject to opportunity costs to the extent that alternative investments would have produced higher returns; (viii) to the extent an acquisition or merger is announced or completed, shareholders who redeem their shares prior to that time may not reap any resulting benefits; (ix) a Fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (x) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (xi) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (xii) only a thinly traded market for shares of or interests in a SPAC may develop, or there may be no market at all, leaving a Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what a Fund believes is the SPAC interest’s intrinsic value; and (xiii) the values of investments in SPACs may be highly volatile and may depreciate significantly over time.

Tax Risks — Tax risks associated with investments in the Funds include but are not limited to the following:

MLP Tax Risk. MLPs are generally treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. This would have the effect of reducing the amount of cash available for distribution by the MLP and could result in a reduction in the value of the Fund’s investment in the MLP and lower income to the Fund.

To the extent a distribution received by a Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP will be reduced, which may increase a Fund’s tax liability upon the sale of the interests in the MLP or upon subsequent distributions in respect of such interests.